Exhibit 99.2

2019 Second Quarter Results Earnings Release Presentation July 16, 2019

This communication contains certain forward-looking information about PacWest that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Presentation Index Second Quarter Highlights 4 Loans and Leases 9 Credit Quality 13 Deposits 17 Investment Securities 19 Controlled Expenses 20 Non-GAAP Measurements 21

Second Quarter Highlights Net income of $128.1 million Earnings per share of $1.07 ROAA of 1.99% ROATE of 23.15% Gain on sale of securities of $22.2 million in Q2, or $0.13 per diluted share Robust Earnings High Performing Net interest margin of 4.72% Loan yield of 6.26% Cost of deposits of 81 bps Efficiency ratio of 41.6% Noninterest expense to average assets of 1.95% Loan Growth & Credit Quality Loan production of $1.4 billion Annualized loan growth of 4% Classified loans to total loans of 1.03% Net charge-offs of $11.2 million Provision for credit losses of $8.0 million Strong Deposit Base & Capital Core deposits at 83% of total deposits Noninterest-bearing demand deposits at 39% of total deposits Tangible common equity ratio of 9.50% CET1 ratio of 9.53%

Quarter-Over-Quarter Financial Highlights See “Non-GAAP Measurements” slide on page 21. ? ($ in millions, except per share amounts) 2Q19 1Q19 Q / Q Total Assets 26,344 $ 26,324 $ 0% Loans and Leases HFI, net of deferred fees 18,473 $ 18,308 $ 1% Total Deposits 18,806 $ 19,286 $ -2% Core Deposits 15,617 $ 16,128 $ -3% Net Earnings 128.1 $ 112.6 $ 14% Earnings Per Share 1.07 $ 0.92 $ 16% Return on Average Assets ("ROAA") 1.99% 1.77% 0.22 Return on Average Tangible Equity ("ROATE") (1) 23.15% 20.64% 2.51 Tangible Common Equity Ratio (1) 9.50% 9.23% 0.27 Tangible Book Value Per Share (1) 18.83 $ 18.22 $ 3% Tax Equivalent Net Interest Margin 4.72% 4.69% 0.03 Efficiency Ratio 41.6% 42.4% -0.8

Year-Over-Year Financial Highlights See “Non-GAAP Measurements” slide on page 21. ? ($ in millions, except per share amounts) 2Q19 2Q18 Y / Y Total Assets 26,344 $ 24,530 $ 7% Loans and Leases HFI, net of deferred fees 18,473 $ 16,885 $ 9% Total Deposits 18,806 $ 17,929 $ 5% Core Deposits 15,617 $ 15,586 $ 0% Net Earnings 128.1 $ 115.7 $ 11% Earnings Per Share 1.07 $ 0.92 $ 16% Return on Average Assets ("ROAA") 1.99% 1.93% 0.06 Return on Average Tangible Equity ("ROATE") (1) 23.15% 20.98% 2.17 Tangible Common Equity Ratio (1) 9.50% 9.86% -0.36 Tangible Book Value Per Share (1) 18.83 $ 17.35 $ 9% Tax Equivalent Net Interest Margin 4.72% 5.18% -0.46 Efficiency Ratio 41.6% 39.8% 1.8

Solid Earnings Track Record CUB acquisition ($ in millions, except Diluted EPS) 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Net Earnings 93.6 $ 101.5 $ 84.0 $ 118.3 $ 115.7 $ 116.3 $ 115.0 $ 112.6 $ 128.1 $ Diluted EPS 0.77 $ 0.84 $ 0.66 $ 0.93 $ 0.92 $ 0.94 $ 0.93 $ 0.92 $ 1.07 $ $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $0 $20 $40 $60 $80 $100 $120 $140 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Diluted EPS Millions Net Earnings Diluted EPS

Solid Capital Position – 2Q19 (Preliminary)


TCE / TA
11.75%
12.02%
10.50%
10.43%
9.86%
9.61%
9.60%
9.23%
9.50%
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
PACW
KRX


T1 Leverage
11.90%
12.02%
10.66%
10.66%
10.33%
10.10%
10.13%
9.38%
9.49%
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
PACW
KRX


Total Capital
15.42%
15.74%
13.75%
14.11%
13.48%
13.03%
12.73%
12.15%
12.18%
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
PACW
KRX


CET1
12.28%
12.52%
10.91%
11.16%
10.59%
10.18%
10.02%
9.48%
9.53%
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
PACW
KRX

PacWest Bancorp

Source: S&P Global Market Intelligence. Peer data through 1Q19.
Peer group is banks in the KBW Regional Bank Index – "KRX"

Second Quarter 2019 | PACW | p. 8

Diversified Loan and Lease Portfolio Net of deferred fees and costs Commercial mortgage Income producing and other residential Commercial construction Residential construction Asset - based Venture capital Other commercial Consumer As of June 30, 2019 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,435 $ 24% 5,010 $ 30% Income producing and other residential 3,641 20% 2,556 15% Total Real Estate Mortgage 8,076 44% 7,566 45% RE Construction & Land: Commercial 973 5% 831 5% Residential 1,403 8% 1,043 6% Total RE Construction & Land 2,376 13% 1,874 11% Total Real Estate 10,452 57% 9,440 56% Commercial: Asset-based 3,606 19% 3,184 19% Venture capital 2,195 12% 2,008 12% Other commercial 1,774 10% 1,874 11% Total Commercial 7,575 41% 7,066 42% Consumer 446 2% 379 2% Total Loans HFI (1) 18,473 $ 100% 16,885 $ 100% Unfunded commitments 7,611 $ 6,430 $ 6/30/2019 6/30/2018

Diversified Loan and Lease Portfolio Of which land represents $159 million and $203 million as of 6/30/19 and 6/30/18. Other Commercial, $3,015mm, 29% SBA, $557mm, 5% Hospitality, $535mm, 5% Income Producing Residential, $3,535mm, 34% Healthcare, $328mm, 3% Other Residential, $106mm, 1% Construction & Land, $2,376mm, 23% Real Estate ($10.5B) Lender Finance & Timeshare, $2,022mm, 56% Equipment Finance, $765mm, 21% Premium Finance, $411mm, 12% Other, $408mm, 11% Asset - Based ($3.6B) ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,535 $ 34% 2,414 $ 26% Other Commercial 3,015 29% 3,305 35% Construction & Land (1) 2,376 23% 1,874 20% SBA 557 5% 542 6% Hospitality 535 5% 552 6% Healthcare 328 3% 611 6% Other Residential 106 1% 142 1% Total Real Estate 10,452 $ 100% 9,440 $ 100% 6/30/2019 6/30/2018 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 2,022 $ 56% 1,821 $ 57% Equipment Finance 765 21% 663 21% Premium Finance 411 12% 300 9% Other 408 11% 400 13% Total Asset-Based 3,606 $ 100% 3,184 $ 100% 6/30/2019 6/30/2018

Diversified Loan and Lease Portfolio Security Monitoring, $630mm, 36% Municipal, $126mm, 7% Cash Flow, $88mm, 5% SBA, $85mm, 5% Secured Business Loans, $557mm, 31% HOA Loans, $68mm, 4% Unsecured Business Loans, $220mm, 12% Other Commercial ($1.8B) Equity Fund Loans, $1,116mm, 51% Expansion Stage, $785mm, 36% Early Stage, $221mm, 10% Late Stage, $73mm, 3% Venture Capital ($2.2B) ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,116 $ 51% 551 $ 27% Expansion Stage 785 36% 1,010 50% Early Stage 221 10% 292 15% Late Stage 73 3% 155 8% Total Venture Capital 2,195 $ 100% 2,008 $ 100% 6/30/2019 6/30/2018 ($ in millions) $ Mix $ Mix Other Commercial: Security Monitoring 630 $ 36% 577 $ 30% Secured Business Loans 557 31% 687 37% Unsecured Business Loans 220 12% 223 12% Municipal 126 7% 95 5% Cash Flow 88 5% 134 7% SBA 85 5% 88 5% HOA Loans 68 4% 70 4% Total Other Commercial 1,774 $ 100% 1,874 $ 100% 6/30/2019 6/30/2018

Loan and Lease Production of $1.4 Billion in 2Q19 The weighted average rate on production presents contractual rates and does not include amortized fees. Amortized fees added approximately 32 basis points to loan yields in 2019 and 31 basis points in 2018. Net of deferred fees and costs Quarterly change equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge-offs and loan sales. $1,257 $1,316 $1,572 $1,175 $1,436 $1,204 $967 $1,186 $1,193 $1,294 $1,154 $1,133 $1,071 $933 $1,529 $829 $795 $921 $1,039 $980 $2,461 $2,283 $2,758 $2,368 $2,730 $1,983 $1,928 $1,991 $1,972 $2,509 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2Q18 3Q18 4Q18 1Q19 2Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Avg Production/Disbursements Avg Payoffs/Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 2Q19 2,730 $ 2,509 $ 221 $ 5.15% 2Q19 18,308 $ 18,473 $ 165 $ 1Q19 2,368 1,972 396 5.11% 1Q19 17,958 18,308 350 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 728 3Q18 2,283 1,928 355 5.17% 3Q18 16,885 17,230 344 2Q18 2,461 1,983 478 5.04% 2Q18 16,455 16,885 430

Quarterly Credit Quality Trends

($ in thousands)		2Q18	3Q18	4Q18	1Q19	2Q19
Nonaccrual Loans and Leases HFI	$	113,745	112,972	79,333	88,527	81,265
As a % of Loans and Leases HFI	%	0.67%	0.66%	0.44%	0.48%	0.44%
Nonperforming Assets	$	115,976	117,379	84,632	91,818	82,737
As a % of Loans and Leases & Foreclosed Assets	%	0.69%	0.68%	0.47%	0.50%	0.45%
Classified Loans and Leases HFI[1]	$	236,292	260,459	237,110	190,305	190,979
As a % of Loans and Leases HFI	%	1.40%	1.51%	1.32%	1.04%	1.03%
Credit Loss Provision	$	17,500	11,500	12,000	4,000	8,000
As a % of Average Loans and Leases (annualized)	%	0.42%	0.27%	0.28%	0.09%	0.18%
Net Charge-offs	$	17,136	1,719	19,948	191	11,244
As a % of Average Loans and Leases (annualized)	%	0.41%	0.04%	0.46%	0.00%	0.25%
Trailing Twelve Months Net Charge-offs	$	45,912	46,568	43,758	38,994	33,102
As a % of Average Loans and Leases	%	0.28%	0.28%	0.26%	0.22%	0.18%
Allowance for Credit Losses (ACL)[2]	$	167,500	177,281	169,333	173,142	169,898
As a % of Loans and Leases HFI	%	0.99%	1.03%	0.94%	0.95%	0.92%
ACL / Nonaccrual Loans and Leases HFI	%	147.26%	156.92%	213.45%	195.58%	209.07%

(1) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(2) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 13

Key Credit Trends – Loans HFI 0.28% 0.28% 0.26% 0.22% 0.18% 2Q18 3Q18 4Q18 1Q19 2Q19 Trailing Twelve Months Net Charge - offs / Average Loans and Leases 0.67% 0.66% 0.44% 0.48% 0.44% 2Q18 3Q18 4Q18 1Q19 2Q19 Nonaccrual Loans and Leases / Loans and Leases 0.99% 1.03% 0.94% 0.95% 0.92% 2Q18 3Q18 4Q18 1Q19 2Q19 ACL / Loans and Leases 1.40% 1.51% 1.32% 1.04% 1.03% 2Q18 3Q18 4Q18 1Q19 2Q19 Classified Loans and Leases/ Loans and Leases

Credit Quality Trends(1) Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non-PCI loans and leases. Classified loans and leases are those with a credit risk rating of substandard or doubtful. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. ($ in thousands) 2016 2017 2018 YTD 2019 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 81,265 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.44% Nonperforming Assets $ 183,575 157,113 84,632 82,737 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.45% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 190,979 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 1.03% Credit Loss Provision $ 61,000 59,000 45,000 12,000 As a % of Average Loans and Leases (annualized) % 0.42% 0.37% 0.27% 0.13% Net Charge-offs $ 21,990 62,957 43,758 11,435 As a % of Average Loans and Leases (annualized) % 0.15% 0.40% 0.26% 0.13% Allowance for Credit Losses (ACL) (3) $ 161,278 161,647 169,333 169,898 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.92% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 209.07%

Nonaccrual & Delinquent Loan and Lease Detail % of Loan % of Loan 6/30/2019 3/31/2019 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 17,012 $ 0.4% 12,750 $ 0.3% 3,948 $ 6,863 $ Income producing and other residential 2,883 0.1% 2,444 0.1% 3,262 1,853 Total real estate mortgage 19,895 0.2% 15,194 0.2% 7,210 8,716 Real estate construction and land: Commercial 390 0.0% 430 0.0% - - Residential - 0.0% - 0.0% 4,672 8,949 Total R.E. construction and land 390 0.0% 430 0.0% 4,672 8,949 Commercial: Asset-based 32,236 0.9% 43,406 1.3% 12,382 3,750 Venture capital 22,501 1.0% 20,437 1.0% - 4,500 Other commercial 5,799 0.3% 8,633 0.4% 439 1,694 Total commercial 60,536 0.8% 72,476 1.0% 12,821 9,944 Consumer 444 0.1% 427 0.1% 964 614 Total 81,265 $ 0.4% 88,527 $ 0.5% 25,667 $ 28,223 $ 6/30/2019 Nonaccrual Loans and Leases 3/31/2019 Accruing and 30 -89 Days Past Due

Deposit Detail

($ in millions) Deposit Category	At or For the Quarter Ended June 30, 2019 Average $	Quarter-End $	Mix	At or For the Quarter Ended June 30, 2018 Average $	Quarter-End $	Mix
Noninterest-bearing demand	$ 7,544	$ 7,299	39%	$ 8,254	$ 8,126	45%
Interest checking	3,190	3,220	17%	2,097	2,185	12%
Money market	4,650	4,578	24%	4,615	4,632	26%
Savings	526	520	3%	656	644	4%
Total core deposits	15,910	15,617	83%	15,622	15,587	87%
Non-core non-maturity deposits	449	437	2%	545	607	3%
Total non-maturity deposits	16,359	16,054	85%	16,167	16,194	90%
Time deposits $250,000 and under	2,278	2,284	12%	1,445	1,394	8%
Time deposits over $250,000	453	468	3%	345	341	2%
Total time deposits	2,731	2,752	15%	1,790	1,735	10%
Total deposits (1)	$ 19,090	$ 18,806	100%	$ 17,957	$ 17,929	100%

Core: 83%



June 30, 2019
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits



June 30, 2018
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits

Core: 87%

(1) Does not include $2.0 billion and $2.5 billion of client investment funds held at June 30, 2019 and June 30, 2018, respectively.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 17

Deposit Portfolio Includes brokered deposits of $1.3 billion with a weighted average maturity of 4 months and a weighted average cost of 2.37%. $17.9 $17.9 $18.9 $19.3 $18.8 0.68% 0.83% 1.10% 1.24% 1.35% 0.37% 0.46% 0.62% 0.73% 0.81% 0.00% 0.50% 1.00% 1.50% 2.00% 0.0 5.0 10.0 15.0 20.0 25.0 2Q18 3Q18 4Q18 1Q19 2Q19 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Average Interest-Bearing Deposits Cost of Average Total Deposits ($ in millions) Time Deposits Time Deposits Total Time Maturities $250,000 and Under Over $250,000 Deposits Due in three months or less 1,045 $ 188 $ 1,233 $ Due in over three months through six months 534 168 702 Due in over six months through twelve months 599 92 691 Due in over 12 months through 24 months 84 18 102 Due in over 24 months 22 2 24 Total 2,284 $ (1) 468 $ 2,752 $ June 30, 2019

Diversified Investment Portfolio (1) Fair value at 6/30/19 (2) Yield is for 2Q19 (3) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA-related revenue bonds. S&P Ratings % Total Issue Type % Total AAA 8% G.O. Limited 5% AA 79% G.O. Unlimited 44% A 3% Revenue 51% BBB 1% Not Rated (3) 9% 100% 100% 3.12% overall portfolio tax equivalent yield (2) Municipal Securities Composition Asset - backed Securities , $227mm , 6% Agency Residential MBS , $351mm , 9% Agency Residential CMOs , $1,150mm , 30% Agency Commercial MBS , $1,059mm , 28% Private CMOs , $112mm , 3% Municipal Securities , $737mm , 19% Other , $171mm , 5% $3.8 Billion Total Investment Portfolio (1) 6.4 6.3 5.8 5.6 6.0 5.6 5.3 5.2 5.0 4.5 4 5 6 7 2Q18 3Q18 4Q18 1Q19 2Q19 Years Average Life and Effective Duration Average Life Effective Duration

Efficiency Ratio Trend 40.3% 40.4% 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 41.6% 56.9% 56.0% 55.9% 56.6% 54.8% 53.7% 54.7% 55.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 PACW Efficiency Ratio Median Efficiency Ratio Banks in KRX Index

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,852,010	$ 4,790,982	$ 4,825,588	$ 4,741,685	$ 4,777,959
Less: Intangible assets	2,596,050	2,600,920	2,605,790	2,610,776	2,616,363
Tangible common equity	$ 2,255,960	$ 2,190,062	$ 2,219,798	$ 2,130,909	$ 2,161,596
Total assets	$ 26,344,414	$ 26,324,138	$ 25,731,354	$ 24,782,126	$ 24,529,557
Less: Intangible assets	2,596,050	2,600,920	2,605,790	2,610,776	2,616,363
Tangible assets	$ 23,748,364	$ 23,723,218	$ 23,125,564	$ 22,171,350	$ 21,913,194
Equity to assets ratio	18.42%	18.20%	18.75%	19.13%	19.48%
Tangible common equity ratio (1)	9.50%	9.23%	9.60%	9.61%	9.86%
Book value per share	$ 40.49	$ 39.86	$ 39.17	$ 38.46	$ 38.36
Tangible book value per share (2)	$ 18.83	$ 18.22	$ 18.02	$ 17.28	$ 17.35
Shares outstanding	119,829,104	120,201,149	123,189,833	123,283,450	124,567,950
Return on Average Tangible Equity					
Net earnings	$ 128,125	$ 112,604	$ 115,041	$ 116,287	$ 115,735
Average stockholders' equity	$ 4,818,889	$ 4,815,965	$ 4,758,401	$ 4,748,819	$ 4,832,480
Less: Average intangible assets	2,598,762	2,603,842	2,608,497	2,614,055	2,619,351
Average tangible common equity	$ 2,220,127	$ 2,212,123	$ 2,149,904	$ 2,134,764	$ 2,213,129
Return on average equity	10.66%	9.48%	9.59%	9.72%	9.61%
Return on average tangible equity (3)	23.15%	20.64%	21.23%	21.61%	20.98%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 21